Schedule of Investments (unaudited)
September 30, 2025
 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Senior Secured 1st Lien Debt — 84.0%
Bank Loans — 77.1%
Business Services — 18.9%
Corporation Service Co., USD Term Loan B	—	11/2/29	$1,473,837	$1,461,862 (a)
Groome Purchaser LLC, Delayed Draw Term Loan A	—	8/29/31	602,000	596,068 (b)(c)
Groome Purchaser LLC, Delayed Draw Term Loan B	—	8/29/31	904,000	895,092 (b)(c)
Groome Purchaser LLC, Revolving Term Loan	—	8/29/31	452,000	447,546 (b)(c)
Groome Purchaser LLC, Initial Term Loan (1 mo. Term SOFR + 4.750%)	8.913%	8/29/31	2,837,000	2,809,044 (b)(d)(e)(f)
Bayou Holdings Buyer Inc., Delayed Draw Term Loan	—	9/18/31	705,000	697,989 (b)(c)
Bayou Holdings Buyer Inc., Revolving Credit Term Loan	—	9/18/31	564,000	558,391 (b)(c)
Bayou Holdings Buyer Inc., Term Loan (3 mo. Term SOFR + 4.750%)	8.776%	9/18/31	3,667,000	3,630,532 (b)(d)(e)(f)
Wharf Street Ratings Acquisition LLC, Delayed Draw Term Loan	—	7/9/32	492,000	487,107 (b)(c)
Wharf Street Ratings Acquisition LLC, Revolving Term Loan	—	7/9/32	492,000	487,108 (b)(c)
Wharf Street Ratings Acquisition LLC, Term Loan (1 mo. Term SOFR + 4.750%)	8.913%	7/9/32	4,430,000	4,385,948 (b)(d)(e)(f)

Total Business Services				16,456,687
Consumer — 7.5%
Wand NewCo 3 Inc., Term Loan B2	—	1/30/31	1,481,806	1,478,494 (a)
CNT Holdings I Corp., 2025 Replacement Term Loan (3 mo. Term SOFR + 2.250%)	6.558%	11/8/32	1,496,240	1,497,041 (d)(e)(f)
WIN Holdings III Corp., 2025 Term Loan (1 mo. Term SOFR + 5.100%)	9.250%	7/15/28	3,516,000	3,516,000 (b)(d)(e)(f)

Total Consumer				6,491,535
Financials — 14.9%
CPI Holdco B LLC, Initial Term Loan (1 mo. Term SOFR + 2.000%)	6.163%	5/17/31	1,496,222	1,496,221 (d)(e)(f)
Nexus Buyer LLC, Amendment No. 9 Refinancing Term Loan (1 mo. Term SOFR + 3.500%)	7.663%	7/31/31	1,496,240	1,494,408 (d)(e)(f)
Osaic Holdings Inc., Initial Term Loan	—	7/30/32	1,000,000	1,000,570 (a)
Finco I LLC, 2025 Replacement Term Loan	—	6/27/29	1,496,250	1,494,230 (a)
Alliant Holdings Intermediate LLC, 2025 Replacement Term Loan (1 mo. Term SOFR + 2.500%)	6.666%	9/19/31	1,496,250	1,493,744 (d)(e)(f)
Modern Wealth Management, Delayed Draw Term Loan (1 mo. Term SOFR + 4.500%)	—	8/29/32	1,555,000	1,543,484 (b)(c)
Modern Wealth Management, Revolving Term Loan	—	8/29/31	311,000	308,702 (b)(c)
Modern Wealth Management Intermediate ll LLC, Initial Term Loan (3 mo. Term SOFR + 4.500%)	8.502%	8/29/32	2,643,000	2,623,426 (b)(d)(e)(f)
Victory Capital Holdings Inc., Term Loan B3	—	9/23/32	1,500,000	1,499,070 (a)

Total Financials				12,953,855
Food & Beverage — 1.7%
Whatabrands LLC, 2024 Refinancing Term Loan B (1 mo. Term SOFR + 2.500%)	6.663%	8/3/28	1,496,231	1,499,089 (d)(e)(f)
Health Care — 5.1%
Zelis Cost Management Buyer Inc., Amendment No. 5 Term Loan (1 mo. Term SOFR + 3.250%)	7.413%	11/26/31	1,496,231	1,498,102 (d)(e)(f)
Cotiviti Inc., Initial Term Loan (1 mo. Term SOFR + 2.750%)	7.030%	5/1/31	1,496,222	1,472,529 (d)(e)(f)
Resonetics LLC, 2025 Specified Refinancing Commitment Term Loan (1 mo. Term SOFR + 2.750%)	7.064%	6/18/31	1,496,250	1,496,594 (d)(e)(f)

Total Health Care				4,467,225
Industrials — 5.0%
IRB Holding Corp., 2024 Replacement New Term Loan B (1 mo. Term SOFR + 2.500%)	6.663%	12/15/27	1,496,231	1,498,214 (d)(e)(f)
EMRLD Borrower LP, 2nd Amendment Incremental Term Loan	—	8/4/31	1,496,250	1,491,387 (a)
TransDigm Inc., Term Loan M (3 mo. Term SOFR + 2.500%)	6.502%	8/13/32	1,333,334	1,333,400 (d)(e)(f)

Total Industrials				4,323,001
Media/Entertainment — 1.7%
CMI Marketing, Inc., Term Loan B (1 mo. Term SOFR + 4.364%)	8.528%	3/23/28	1,496,094	1,489,548 (d)(e)(f)
Other — 1.7%
Brown Group Holding LLC, Initial Term Loan	—	7/1/31	1,500,000	1,502,617 (a)
Franklin BSP Lending Fund 2025 Quarterly Report
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Schedule of Investments (unaudited) (cont’d)
September 30, 2025
 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Retail — 1.1%
Harbor Freight Tools USA Inc., Initial Term Loan	—	6/11/31	$1,000,000	$983,700 (a)
Software/Services — 9.0%
Genesys Cloud Services Holdings II LLC, 2025 Dollar Term Loan (1 mo. Term SOFR + 2.500%)	6.663%	1/30/32	1,500,000	1,492,343 (d)(e)(f)
Saab Purchaser Inc., 1st Amendment Delayed Draw Term Loan	—	11/30/31	2,971,000	2,941,394 (b)(c)
Saab Purchaser Inc., Revolving Term Loan	—	11/30/31	396,000	392,054 (b)(c)
Saab Purchaser Inc., 1st Amendment Term Loan (3 mo. Term SOFR + 4.750%)	8.752%	11/30/31	3,070,000	3,039,407 (b)(d)(e)(f)

Total Software/Services				7,865,198
Technology — 1.7%
UKG Inc., Term Loan B (3 mo. Term SOFR + 2.500%)	6.810%	2/10/31	1,500,000	1,500,202 (d)(e)(f)
Transportation — 8.8%
Clarios Global LP, 2024 Term Loan B (1 mo. Term SOFR + 2.500%)	6.663%	5/6/30	1,496,231	1,498,805 (d)(e)(f)
American Airlines Inc., Repriced Term Loan	—	4/20/28	1,500,000	1,499,482 (a)
ICAT Intermediate Holdings LLC, 4th Amendment Delayed Draw Term Loan	—	3/1/29	1,504,000	1,481,458 (b)(c)
ICAT Intermediate Holdings LLC, 4th Amendment Revolving Term Loan	—	3/1/29	228,000	224,583 (b)(c)
ICAT Intermediate Holdings LLC, 4th Amendment Term Loan (1 mo. Term SOFR + 6.250%)	10.416%	3/1/29	3,005,000	2,959,961 (b)(d)(e)(f)

Total Transportation				7,664,289
Total Bank Loans (Cost — $67,190,412)				67,196,946
Corporate Bonds & Notes — 6.9%
Cable — 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,500,000	1,482,683
Financials — 1.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Secured Notes	5.250%	5/15/27	1,500,000	1,475,597
Health Care — 1.8%
Tenet Healthcare Corp., Senior Secured Notes	6.750%	5/15/31	1,500,000	1,554,110
Utilities — 1.7%
Pacific Gas and Electric Co., 1st Mortgage Bonds	5.900%	10/1/54	1,500,000	1,463,835

Total Corporate Bonds & Notes (Cost — $5,913,874)				5,976,225

Total Senior Secured 1st Lien Debt (Cost — $73,104,286)				73,173,171
Subordinated Debt — 4.8%
Corporate Bonds & Notes — 4.8%
Energy — 1.6%
Devon Energy Corp., Senior Notes	5.750%	9/15/54	1,500,000	1,392,547
Industrials — 1.7%
Boeing Co., Senior Notes	5.930%	5/1/60	1,500,000	1,499,666
Technology — 1.5%
Advanced Micro Devices Inc., Senior Notes	4.393%	6/1/52	1,500,000	1,293,915

Total Corporate Bonds & Notes (Cost — $4,082,526)				4,186,128

Total Subordinated Debt (Cost — $4,082,526)				4,186,128

Total Investments before Short-Term Investments (Cost — $77,186,812)				77,359,299
Short-Term Investments — 29.1%
			Shares
Money Market Funds — 29.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $25,408,512)	4.101%		25,408,512	25,408,512 (g)(h)
Total Investments — 117.9% (Cost — $102,595,324)				102,767,811
Liabilities in Excess of Other Assets — (17.9)%				(15,615,921)
Total Net Assets — 100.0%				$87,151,890

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Franklin BSP Lending Fund 2025 Quarterly Report

 Franklin BSP Lending Fund
(a)	All or a portion of this loan has not settled as of September 30, 2025. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.
(b)	Security is valued using significant unobservable inputs (Note 1).
(c)
All or a portion of this loan is unfunded as of September 30, 2025. The interest rate for fully unfunded term loans is to be determined. At September 30,
2025, the total principal amount and market value of unfunded commitments totaled $11,076,579 and $11,060,976, respectively.

(d)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(e)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(f)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Rate shown is one-day yield as of the end of the reporting period.
(h)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2025, the total market value of investments in Affiliated Companies was $25,408,512 and the cost was $25,408,512 (Note 2).

Abbreviation(s) used in this schedule:
SOFR	—	Secured Overnight Financing Rate
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule.
Franklin BSP Lending Fund 2025 Quarterly Report
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Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Franklin BSP Lending Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an “interval fund”. The Fund commenced operations on August 7, 2025.
The Fund’s investment objective is to generate risk-adjusted returns (i.e., returns made relative to the amount of risk taken) with consistent current income. The Fund seeks to achieve its investment objective through private debt investment opportunities in middle-market companies in the United States, which it generally defines as companies with $25 million to $100 million EBITDA. Under normal circumstances, debt investments will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The investment portfolio will consist of privately offered secured debt (including senior secured, unitranche, and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans and, to a lesser extent, broadly syndicated corporate loans, collateralized loan obligations and high yield corporate bonds.
The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund”, which, subject to applicable law, conducts quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares at a price equal to net asset value (“NAV”) per share. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV per share on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that the shareholders of the Fund (“Shareholders”) may only be able to have a portion of their shares repurchased. The Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to provide liquidity to Shareholders, Shareholders should consider their shares to be illiquid.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation.  The Fund calculates its net asset value on a daily basis by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.
Valuation oversight
Pursuant to policies adopted by the Board of Trustees (the “Board”), the Manager has been designated as the valuation designee and is responsible for the oversight of the valuation process. The Board has designated the Manager to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Fund’s Manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s Manager and the Board. The Board oversees the Valuation Committee’s implementation of the valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. Fair valuation is based on, among other things, input from the Manager, the Valuation Committee, and one or more independent valuation firms.
Investments without a readily determinable fair value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Fund management may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading  and  transaction  comparables,  applicable  market  yields  and  multiples,  security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cashflows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other  factors.  When  available,  broker  quotations  and/or  quotations  provided  by  pricing services are considered as an input in the valuation process. With  respect  to  investments  for  which  market  quotations  are  not  readily  available,  a multi-step valuation process is undertaken, as described below:
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Franklin BSP Lending Fund 2025 Quarterly Report

•
 Each portfolio company or investment will be valued by the Manager, with assistance from one or more independent valuation firms;
•
 The  independent  valuation  firm(s)  conduct  independent  appraisals  and  make  an independent assessment of the value of each investment; and
•
 The Manager, under the supervision of the Board, determines the fair value of each investment, in good faith, based on the input of independent valuation firms (to the extent applicable) and the Manager’s own analysis.
The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities, including exchange-traded funds, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third-party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Manager to be unreliable, the market price may be determined by the Manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Bank Loans:
Business Services	—	$1,461,862	$14,994,825	$16,456,687
Consumer	—	2,975,535	3,516,000	6,491,535
Financials	—	8,478,243	4,475,612	12,953,855
Software/Services	—	1,492,343	6,372,855	7,865,198
Transportation	—	2,998,287	4,666,002	7,664,289
Other Senior Loans	—	15,765,382	—	15,765,382
Corporate Bonds & Notes	—	10,162,353	—	10,162,353
Total Long-Term Investments	—	43,334,005	34,025,294	77,359,299
Short-Term Investments†	$25,408,512	—	—	25,408,512
Total Investments	$25,408,512	$43,334,005	$34,025,294	$102,767,811

†	See Schedule of Investments for additional detailed categorizations.
Franklin BSP Lending Fund 2025 Quarterly Report
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Notes to Schedule of Investments (unaudited) (cont’d)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of August 7, 2025*	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases
Bank Loans:
Business Services	—	$1,088	—	$(9,803)	$15,003,540
Consumer	—	512	—	34,648	3,480,840
Financials	—	308	—	(5,710)	4,481,014
Software/Services	—	221	—	4	6,372,630
Transportation	—	102	—	(45)	4,665,945
Total	—	$2,231	—	$19,094	$34,003,969

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2025	Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2025
Bank Loans:
Business Services	—	—	—	$14,994,825	$(9,803)
Consumer	—	—	—	3,516,000	34,648
Financials	—	—	—	4,475,612	(5,710)
Software/Services	—	—	—	6,372,855	4
Transportation	—	—	—	4,666,002	(45)
Total	—	—	—	$34,025,294	$19,094

*	Date of commencement of operations.
The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 8/7/25† (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input**
Senior Secured 1st Lien Debt:
Consumer	$3,516	Yield Analysis	Market Yield	9.400%-10.400%	Decrease

† Date of commencement of operations.
* Senior Secured 1st Lien Debt with a value of $30,509,294 are fair valued at cost as of September 30, 2025, in accordance with procedures approved by the Board and are not included in the table above.

** This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Transactions with affiliated companies
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended September 30, 2025. The following transactions were effected in such company for the period ended September 30, 2025.

	Affiliate Value at August 7, 2025*	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$160,745,851	160,745,851	$135,337,339	135,337,339
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Franklin BSP Lending Fund 2025 Quarterly Report

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2025
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$256,354	—	$25,408,512

*	Date of commencement of operations.
Franklin BSP Lending Fund 2025 Quarterly Report
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